                                                                   EXHIBIT 10.14



                                Extensity, Inc.
                         2200 Powell Street, Suite 400
                              Emeryville, CA 94608



                                January 7, 2000



Judy Hodges
International Data Corporation
5 Speen Street
Framingham, MA 01701

Dear Judy:

     Extensity, Inc. (the "Company") is in the process of undertaking an initial public offering of its common stock and has filed with the Securities Exchange Commission a Registration Statement on Form S-1 ("Registration Statement") relating to such offering. In the Registration Statement, the Company cites the following market research data with respect to the Workforce Management Market compiled by International Data Corporation:

     "According to preliminary estimates by International Data Corporation, the worldwide market for workforce management applications will grow from $766 million in 1998 to $4.0 billion in 2003..." [Box Summary, p. 1 and p.34]

     By executing below, you hereby consent to the presentation of the data as set forth above in the Company's Registration Statement in the manner set forth above.

                                       Yours very truly,

                                       EXTENSITY, INC.

                                       /s/ ELIZABETH IRELAND
                                       ------------------------------
                                       Elizabeth Ireland
                                       Vice President of Marketing

AGREED AND ACCEPTED:

INTERNATIONAL DATA CORPORATION

By: /s/ JUDITH D. HODGES
    --------------------------
    Judith D. Hodges

Its: 1-11-2000
     -------------------------